     As filed with the Securities and Exchange Commission on March 19, 2002
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                                   ----------


  TEPPCO PARTNERS, L.P.              DELAWARE
   (EXACT NAME OF           (STATE OR OTHER JURISDICTION        76-0291058
REGISTRANT AS SPECIFIED          OF INCORPORATION             (I.R.S. EMPLOYER
   IN ITS CHARTER)               OR ORGANIZATION)            IDENTIFICATION NO.)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
                                 (713) 759-3636
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                   ----------

                                  JAMES C. RUTH
                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
                                 (713) 759-3636
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   ----------

                                   COPIES TO:

                             VINSON & ELKINS L.L.P.
                         1001 FANNIN STREET, SUITE 3600
                              HOUSTON, TEXAS 77002
                                 (713) 758-2222
                           ATTENTION: JAMES M. PRINCE

                                   ----------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

                                   ----------

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-74286

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                -----------------

                                                 CALCULATION OF REGISTRATION FEE
=======================================================================================================================

  Title of Each Class of                             Proposed Maximum       Proposed Maximum
     Securities To Be           Amount To Be        Offering Price Per     Aggregate Offering          Amount of
        Registered               Registered              Unit (1)               Price(1)         Registration Fee (2)
--------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Limited Partnership Units        $9,865,600               100%                 $9,865,600                $907.64
=========================== ====================== ====================== ====================== ======================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).

(2) The fee of $907.64 was calculated pursuant to Rule 457(o) by multiplying the $9,865,600 increase in the maximum aggregate offering price by the current SEC fee.

THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

================================================================================

                                EXPLANATORY NOTE


         This registration statement is being filed with respect to the registration of additional limited partnership units of TEPPCO Partners, L.P., a Delaware limited partnership, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registration statement on Form S-3 (Registration No. 333-74286) filed by TEPPCO Partners, L.P. with the Securities and Exchange Commission on November 30, 2001, as amended by Amendment No. 1 thereto filed on January 17, 2002, Amendment No. 2 thereto filed on February 4, 2002, Amendment No. 3 thereto filed on February 8, 2002 and Amendment No. 4 thereto filed on February 12, 2002, which was declared effective on February 12, 2002, including the exhibits thereto, are incorporated herein by reference.

         The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 19th day of March, 2002.


                                     TEPPCO PARTNERS, L.P.

                                     By:  TEXAS EASTERN PRODUCTS PIPELINE
                                              COMPANY, LLC, as General Partner


                                     By:  /s/ Charles H. Leonard
                                         ---------------------------------------
                                         Charles H. Leonard,
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 19th day of March, 2002.

                SIGNATURE                                                   POSITION
                ---------                                                   --------
                    *                        Chairman of the Board and Chief Executive Officer of Texas Eastern
-----------------------------------------    Products Pipeline Company, LLC and of TEPPCO GP, Inc.*
           William L. Thacker

                    *                        President and Chief Operating Officer of Texas Eastern Products Pipeline
-----------------------------------------    Company, LLC and of TEPPCO GP, Inc.*
             Barry R. Pearl

                                             Senior Vice President, Chief Financial Officer and Treasurer of Texas
        /s/ Charles H. Leonard               Eastern Products Pipeline Company, LLC and of TEPPCO GP, Inc.* (Principal
-----------------------------------------    Accounting and Financial Officer)
           Charles H. Leonard

                    *                        Vice Chairman of the Board and Director of Texas Eastern Products
-----------------------------------------    Pipeline Company, LLC
               Jim W. Mogg

                    *                        Director of Texas Eastern
-----------------------------------------    Products Pipeline Company, LLC
             Milton Carroll

                    *                        Director of Texas Eastern
-----------------------------------------    Products Pipeline Company, LLC
              Carl D. Clay

                    *                        Director of Texas Eastern
-----------------------------------------    Products Pipeline Company, LLC
              Derrill Cody

                    *                        Director of Texas Eastern
-----------------------------------------    Products Pipeline Company, LLC
            John P. DesBarres

                    *                        Director of Texas Eastern
-----------------------------------------    Products Pipeline Company, LLC
             Fred J. Fowler

-----------------------------------------  Director of Texas Eastern

                    *                      Products Pipeline Company, LLC
-----------------------------------------
              Mark A. Borer

-----------------------------------------  Director of Texas Eastern

                    *                      Products Pipeline Company, LLC
-----------------------------------------
          William W. Slaughter


*By:      /s/ Charles H. Leonard
         -----------------------------------------------------
         Charles H. Leonard
         Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit No.               Description
----------                -----------

   5.1         Opinion of Vinson & Elkins L.L.P.
  23.1         Consent of KPMG LLP
  23.2         Consent of PricewaterhouseCoopers LLP